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                                                                   EXHIBIT 23.01

                          [SIDLEY & AUSTIN LETTERHEAD]



                                 August 4, 2000



We hereby consent to all references to our firm included in or made a part of the Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 (Reg. No. 333-89507).

                                                          Very truly yours,



                                                          /s/ SIDLEY & AUSTIN